BALANCE SHEETS (Unaudited for September 30, 2014) (USD $)	Sep. 30, 2014	Dec. 31, 2013
CURRENT ASSETS
Cash	$ 600,450	$ 213,156
Accounts receivable	249,639	26,422
Inventory, net of inventory allowance	514,192	390,127
Prepaid expenses		7,500
Other current assets	4,152	3,500
TOTAL CURRENT ASSETS	1,368,433	640,705
OTHER ASSETS
Fixed assets, net of accumulated depreciation	13,669
TOTAL OTHER ASSETS	13,669
TOTAL ASSETS	1,382,102	640,705
CURRENT LIABILITIES
Accounts payable and accrued liabilities	91,828	275,475
Unearned revenue	3,470	1,482
TOTAL CURRENT LIABILITIES	95,298	276,957
TOTAL LIABILITIES	95,298	276,957
STOCKHOLDERS' EQUITY
Common shares	79,387	72,367
Additional paid in capital	15,838,337	11,969,774
Accumulated Deficit	(14,630,920)	(11,678,393)
TOTAL STOCKHOLDERS' EQUITY	1,286,804	363,748
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 1,382,102	$ 640,705